AVID TECHNOLOGY, INC.
                              Avid Technology Park
                                  One Park West
                               Tewksbury, MA 01876






                                             February 4, 1999




OFIS Filer Support
SEC Operations Center
6432 General Green Way
Alexandria, VA  22312-2413


Ladies and Gentlemen:

      Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Avid Technology, Inc., is the Company's Form 8-K dated the 4th day of February, 1999.

      This filing is being effected by direct transmission to the Commission's EDGAR System.


                                             Very truly yours,


                                             /s/ Frederic G. Hammond

                                             Frederic G. Hammond
                                             General Counsel


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                                February 4, 1999


                 (Date of Report; Date of Earliest Event Reported)



                              AVID TECHNOLOGY, INC.

              (Exact name of registrant as specified in its charter)



                                    Delaware

                  (State or other jurisdiction of incorporation)



      0-21174                                           04-2977748

(Commission File Number)                      (IRS Employer Identification No.)




             Avid Technology Park, One Park West, Tewksbury, MA 01876

(Address of principal executive offices)                        (Zip Code)



                                  (978) 640-6789

               (Registrant's telephone number, including area code)


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                     INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.        Other Events:


            On February 4, 1999, Avid Technology, Inc. issued a press release relating to its results for the fourth quarter of 1998. A copy of the press release is attached hereto as Exhibit 99.1.






Item 7.        Exhibits:

          EXHIBIT NO.         DESCRIPTION

             99.1             Press release issued February 4, 1999




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               AVID TECHNOLOGY, INC.



                                               By:   /s/ William L. Flaherty
                                                    --------------------------
                                                     William L. Flaherty
                                                     Senior Vice President of
                                                     Finance, Chief Financial
                                                     Officer and Treasurer





Date:     February 4, 1999



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                                  EXHIBIT INDEX



Exhibit                                               Sequentially
NUMBER                      DESCRIPTION               NUMBERED PAGE

99.1                        Press Release                  5



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